CONFIDENTIAL



                                    DIGICORP

                               September 30, 2005


Attn: Jay Rifkin
Rebel Crew Films, Inc.
4143 Glencoe Ave.
Marina Del Ray, CA 90292

      RE: Letter of Intent for Digicorp, a Utah corporation (OTCBB: DGCO) ("DIGICORP"), to purchase (the "Share Purchase") all the issued and outstanding shares of capital stock of Rebel Crew Films, Inc., a California corporation ("RCFINC") owned by the stockholders of RCFINC ("RCFINC Stockholders").

Dear Mr. Rifkin:

      This Letter of Intent ("LOI") will confirm the following general terms upon which DIGICORP will purchase all of the issued and outstanding shares of RCFINC capital stock (the "Shares") pursuant to the terms of a definitive Stock Purchase Agreement (the "Agreement") for consideration consisting of shares of DIGICORP common stock, $0.001 par value ("DIGICORP Common Stock"), as set forth below, which the Parties intend to be a tax-free transaction.

      This LOI sets forth the basic terms of the Share Purchase and reflects the current, good faith intentions of DIGICORP, RCFINC and the RCFINC Stockholders (each a "Party" and collectively the "Parties") with respect thereto. Concurrently herewith, DIGICORP is entering into a term sheet to purchase a $331,023.89 loan receivable of Rebel Holdings, LLC, a California limited liability company ("RHLLC"), in exchange for the issuance to RHLLC of a $331,023.89 principal amount convertible note.

1.    The Share Purchase.

      (a) At the closing (the "Closing"), DIGICORP will purchase from the RCFINC Stockholders and the RCFINC Stockholders will sell to DIGICORP all of the issued and outstanding Shares of RCFINC. The time of Closing shall be no later than ninety (90) calendar days after the Agreement is executed by all Parties hereto (the "Closing Date"), unless extended by mutual consent of such Parties.

      (b) DIGICORP shall issue 20,000,000 shares of DIGICORP Common Stock to the RCFINC Stockholders as compensation for their Shares (the "Purchase Price"). All of the DIGICORP Common Stock to be issued to the RCFINC Stockholders shall be "unregistered" and "restricted" shares

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September 30, 2005
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            and shall be issued in accordance with and subject to applicable laws, rules and regulations, and when issued for the consideration indicated, shall be deemed fully paid and non-assessable. The Purchase Price shall be allocated to the RCFINC Stockholders in accordance with Annex A. Annex B hereto sets forth the proposed capital structure of DIGICORP at Closing.

      (c) From the Purchase Price, 4,000,000 shares of DIGICORP Common Stock (the "Escrowed Performance Shares") shall be held in escrow pursuant to the terms of an escrow agreement pending satisfaction of the following performance milestone: if RCFINC generates revenue (determined in accordance with United States generally accepted accounting principles ("GAAP")) of at least $1,200,000 during any twelve (12) month period beginning on the execution date of this LOI and through March 31, 2007 (the "Revenue Milestone"), then the Escrowed Performance Shares shall be released from escrow and issued to the RCFINC Stockholders. For each $12,000 (1%) that the revenue of RCFINC is below $1,200,000, 200,000 (5%) of the Escrowed Performance Shares shall be cancelled and returned to treasury of DIGICORP. For purposes of clarification, if, for example, RCFINC generates a maximum of $960,000 of revenue during any twelve (12) month period beginning on the Closing Date and through March 31, 2007, then all of the Escrowed Performance Shares would be cancelled and returned to treasury of DIGICORP. Notwithstanding the foregoing, the Revenue Milestone shall not be applicable in the event: (i) DIGICORP sells RCFINC (or sells, conveys or otherwise disposes of all of the assets of RCFINC) on or before March 31, 2007 for consideration equal or greater to $1,200,000; and (ii) such sale of RCFINC (or sale, conveyance or disposition of all of the assets of RCFINC) is approved by an affirmative vote of all directors designated or elected by Milton "Todd" Ault, III pursuant to Section 2(c)(iv) of this LOI.

      (e) From the Purchase Price, 16,666,667 shares of DIGICORP Common Stock shall be subject to lockup agreements (the "Lockup") as follows: (i) 3,333,333 shares of DIGICORP Common Stock shall be subject to a lockup agreement for a period of one year; (ii) 6,666,667 shares of DIGICORP Common Stock shall be subject to a lockup agreement for a period of two years; and (iii) 6,666,667 shares of DIGICORP Common Stock, of which the 4,000,000 Escrowed Performance Shares are a component of, shall be subject to a lockup agreement for a period of three years.

      (f) DIGICORP will undertake to prepare and file with the Securities and Exchange Commission (the "SEC") no later than 90 days from the Closing Date, a registration statement (the "Registration Statement") on Form SB-2


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            (or other applicable form) pursuant to the Securities Act of 1933, as amended (the "Securities Act"), registering the resale of the DIGICORP Common Stock comprising the Purchase Price (the "Registrable Securities"). The RCFINC Stockholders will also have "piggyback" registration rights with respect to the Registrable Securities. DIGICORP shall prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the period of time required for the RCFINC Stockholders to effect the sale of the Registrable Securities in accordance with the Securities Act.

2.    Definitive Agreement. The Agreement shall include, contain or provide:

      (a) Representations and warranties. Customary and usual representations and warranties and covenants by DIGICORP and RCFINC, and a principal executive officer or managing member of DIGICORP and RCFINC, as the case may be, shall certify that these representations and warranties are true as of the Closing Date. Such representations and warranties shall include, but not be limited to the following:

            (i) Each of DIGICORP and RCFINC shall have good title to all of its tangible and intangible assets including, but not limited to, intellectual properties necessary to develop and commercially exploit its business enterprise as more fully described in its current business plan. Such assets shall include the assets of RHLLC which shall be transferred into RCFINC prior to Closing;

            (ii) The RCFINC Stockholders own 100% of the issued and outstanding stock of RCFINC;

            (iii) All RCFINC Stockholders shall be accredited investors within the meaning of Rule 501(a) of Regulation D under the Securities Act or be eligible for a suitable exemption therefrom and shall complete and sign accredited investor questionnaires attesting to such fact;

            (iv) Except for Elizabeth Gaynes and Aegis Equity, LLC, no agent, broker, investment banker, person or firm is acting on behalf of the Parties or under their authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with any of the transactions contemplated herein;


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September 30, 2005
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            (v)   The Agreement will include representations and warranties with respect to the absence of undisclosed liabilities, liens and encumbrances of the assets of each of DIGICORP and RCFINC and the financial condition and results of operations of DIGICORP and RCFINC and with respect to the absence of any material adverse changes in DIGICORP's and RCFINC's financial condition, earnings, and business operations since the date of the most recent audited financial statements supplied by each of DIGICORP and RCFINC to the other;

            (vi) The Agreement will include representations and warranties by DIGICORP and RCFINC with respect to (a) the absence of any pending litigation, investigation, proceeding or controversy before or with any court, administrative agency, governmental authority or regulatory agency; (b) compliance with instruments and laws; (c) disclosure of all proprietary information and similar agreements with employees and consultants, shareholder agreements and employee compensation and pension plans; (d) the disclosure of all other contracts, commitments and liabilities, direct or contingent; (e) the filing of all tax returns and the payment of all taxes in respect thereof; and (f) the due incorporation, organization, valid existence, good standing and capitalization of each;

            (vii) The Agreement will include representations and warranties by
                  DIGICORP that it has made all of the filings required by the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, required to be made and no such filings contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, not misleading;

            (viii) The Agreement will include representations and warranties by
                  DIGICORP that its stock is currently listed in and is quoted on the OTC Bulletin Board and is in compliance with the listing requirements thereunder; and

            (ix) None of the representations and warranties of the Parties shall survive Closing.

      (b) Audited Financial Statements. Prior to Closing, RCFINC shall deliver to DIGICORP audited financial statements for the last two completed fiscal years as well as unaudited financial statements for the interim period(s) ended at the Closing Date in accordance with GAAP (the "Financial Statements"). Such Financial Statements: (i) shall be complete and correct in all material respects; (ii) shall be prepared in accordance with GAAP


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September 30, 2005
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            (subject to normal year-end adjustments in the case of the unaudited statements): (iii) shall be in conformity with the practices consistently applied by the Company without modification of the accounting principles used in the preparation thereof; and (iv) shall present fairly the financial position, results of operations and cash flows of RCFINC and its subsidiaries, if any, as at the dates and for the periods indicated therein.

      (c) Conditions Precedent. In addition, the Agreement shall contain customary and usual conditions precedent, including, but not limited to, the following:

            (i) For a period of at least seventy-five (75) days prior to the Closing Date, as between DIGICORP, on one hand, and RCFINC, on the other, each will afford to the officers and authorized representatives of the other full access to the properties, books and records of each in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each (the confidentiality of which each agrees to retain) as each shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each Party hereto shall cooperate fully therein. In order that each may investigate as it may wish the business affairs of the other, each shall furnish the other during such period with all such information and copies of such documents concerning the affairs of each as the other may reasonably request, and cause its officer, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other all material facts affecting the financial condition, business operations, and the conduct of operations of each;

            (ii) DIGICORP, Jay Rifkin and certain other shareholders of DIGICORP including but not limited to the shareholders listed on Annex C (to be specified by the Parties prior to Closing) shall enter into a voting agreement authorizing Mr. Rifkin to vote the shares of DIGICORP Common Stock owned by parties to such voting agreement on certain matters including, but not limited to, amendments to DIGICORP's articles of incorporation, the sale of substantially all of DIGICORP's assets, any other material transactions and other matters which may be specified by the Parties in the Agreement and prior to Closing;
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September 30, 2005
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            (iii) DIGICORP shall enter into a three-year employment agreement with Jay Rifkin, whereby Mr. Rifkin will serve as chief executive officer of DIGICORP with an initial salary of $150,000 per year and options entitling Mr. Rifkin to purchase 4,400,000 shares of DIGICORP Common Stock which shall be granted at the FMV of DIGICORP common stock on the date of execution of this LOI, will vest annually over a period of three years from the Closing Date and, shall be exercisable either for cash, or, unless prohibited by applicable law or the stock option and restricted stock plan to be adopted by DIGICORP, through the delivery of shares of DIGICORP already owned by Mr. Rifkin or shares subject to the option being exercised, valued at the fair market value on the date of delivery. At the sole discretion of Mr. Rifkin, such options shall be either non-qualified stock options or incentive stock options and issued from DIGICORP's stock option and restricted stock plan to be adopted by DIGICORP. Mr. Rifkin's employment agreement shall also include other terms to be negotiated in good faith between DIGICORP and Mr. Rifkin;

            (iv) At Closing, DIGICORP's board of directors shall consist of five persons. Milton "Todd" Ault, III shall designate or elect two of the five board members, which shall initially be William B. Horne and Alice M. Campbell. Jay Rifkin shall designate or elect three of the five board members, one of which shall be Mr. Rifkin. If after the Closing the number directors on DIGICORP's board increases to seven, then Mr. Ault shall have the right to designate or elect three of the seven board members and Mr. Rifkin shall have the right to designate or elect four of the seven board members;

            (v) Before Closing, the board of directors of DIGICORP, the board of directors of RCFINC and the RCFINC Stockholders shall have approved the Share Purchase and the Agreement;

            (vi) DIGICORP and RCFINC shall have obtained and delivered to the other all consents, waivers and approvals necessary to effect the Share Purchase from the board of directors of each and its Stockholders;

            (vii) On or before the Closing Date, DIGICORP, RCFINC and all of the
                  RCFINC Stockholders will have received all permits, authorizations, regulatory approvals and third party consents necessary for the consummation of the Share Purchase, and all applicable legal requirements shall have been satisfied;


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Rebel Crew Films, Inc.                                              CONFIDENTIAL
September 30, 2005
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            (viii) All RCFINC Stockholders shall be accredited investors within the meaning of Rule 501(a) of Regulation D under the Securities Act or be eligible for a suitable exemption therefrom and shall complete and sign accredited investor questionnaires attesting to such fact;

            (ix) RCFINC shall deliver to DIGICORP the Financial Statements and the Financial Statements shall be in compliance with the requirements of Section 2(b) hereof;

            (x) There shall not be any material adverse change in the business, assets or financial condition of RCFINC and any subsidiaries taken as a whole nor shall there have occurred any event which is reasonably likely to result in a material adverse change in the business, assets or financial condition of RCFINC and any subsidiaries taken as a whole since the date of the most recent audited Financial Statements;

            (xi) There shall not be any material adverse change in the business, assets or financial condition of DIGICORP and any subsidiaries taken as a whole nor shall there have occurred any event which is reasonably likely to result in a material adverse change in the business, assets or financial condition of DIGICORP and any subsidiaries taken as a whole since the date of the most recent audited financial statements filed by DIGICORP with the SEC;

            (xii) There shall not be any pending or threatened litigation regarding the Share Purchase and the Agreement or any related transactions contemplated thereby or therein;

            (xiii) Customary legal opinions, closing certificates and other documentation in a form satisfactory to each of the Parties shall be delivered by DIGICORP, RCFINC, the RCFINC Stockholders and/or counsel to such Parties;

            (xiv) There shall not be any material breach by the Parties of any representation or warranty contained in the Agreement, and the Parties shall be in compliance with each covenant contained in the Agreement;

            (xv) Each of DIGICORP and RCFINC shall have completed usual, customary and reasonable due diligence of the other to its reasonable satisfaction; and
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Rebel Crew Films, Inc.                                              CONFIDENTIAL
September 30, 2005
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            (xvi) The Agreement shall contain additional mutually acceptable closing conditions to be determined by the Parties.

3. Expenses. Except for audit fees, or reimbursements specified herein and in the definitive agreements, which shall be shared equally between DIGICORP and RCFINC, associated with RCFINC's audited financial statements as required under
Section 2(b), each Party shall pay its own legal and accounting expenses in connection with the Share Purchase.

4.    Conduct of Business of DIGICORP and RCFINC Pending Closing.

      (a) Until consummation or termination of the contemplated Share Purchase, as between DIGICORP, on the one hand, and RCFINC, on the other, each will conduct business only in the ordinary course and no material assets shall be sold, encumbered, hypothecated or disposed of except in the ordinary course of business and only with the written consent of the other which consent will not be unreasonably withheld.

      (b) The Parties agree that until consummation or termination of the Share Purchase, each of DIGICORP and RCFINC, the board of directors of each and/or the RCFINC Stockholders shall not directly or indirectly: (i) offer for sale, sell, assign, pledge, distribute or enter into any contract for the sale of or otherwise dispose of any shares without the express written consent of the current board of directors of RCFINC and DIGICORP; (ii) issue or cause to be issued additional shares, options, warrants or any other right to purchase shares to any person, entity or party; (iii) offer for sale, sell, assign, pledge, distribute or enter into any contract for the sale of or otherwise dispose of all or substantially all of a material portion of the assets of either DIGICORP or RCFINC; or (iv) assume or incur a significant amount of liabilities or take any other actions outside the ordinary course of its business. Notwithstanding the foregoing, DIGICORP may issue up to one million (1,075,000) stock options to employees which shall have exercise prices equal to the fair market value of DIGICORP's common stock on the date of grant of such options and, in Mr. Rifkin's discretion, contain the exercise features set forth in Section 2(c)(iii) hereof.

      (c) Notwithstanding anything to the contrary, it is understood that since September 1, 2005, Jay Rifkin or his affiliated companies have been making, and will continue to make, at their sole discretion, until the Closing, loans to RCFINC for working capital purposes. Such loans will be repaid from accounts receivable of RCFINC.

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September 30, 2005
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5.    Miscellaneous Provisions:

      (a) Prior to execution of this LOI, DIGICORP shall ensure to the satisfaction of Jay Rifkin that sufficient D&O insurance is in place. Upon execution of this LOI, Mr. Rifkin shall be appointed interim President of DIGICORP. While interim President, Mr. Rifkin shall be entitled to attend any and all meetings of the Board of Directors of DIGICORP. If this LOI is terminated for any reason, if the definitive Agreement is not signed by all Parties or if the Share Purchase is not consummated for any reason, then Mr. Rifkin shall immediately resign as interim President of DIGICORP.

      (b) The Share Purchase shall be consummated and the Agreement shall be executed as soon as practicable, and DIGICORP shall instruct its legal counsel to immediately prepare all necessary documentation upon execution of this LOI.

      (c) All notices or other information deemed required or necessary to be given to any of the Parties shall be given at the following addresses:


                   DIGICORP:                 DIGICORP

                                             Attn: Milton "Todd" Ault, III
                                             100 Wilshire Boulevard
                                             Suite 1500
                                             Santa Monica, CA 90401
                                             Facsimile: (310) 752-1486

                   With Copy to (which shall not constitute notice):

                                             Sichenzia Ross Friedman Ference LLP
                                             Attn: Marc J. Ross, Esq.
                                             1065 Avenue of the Americas
                                             21st Floor
                                             New York, NY 10018
                                             Facsimile: (212) 930-9725

                   Rebel Crew Films, Inc.:

                                             Rebel Crew Films, Inc.
                                             Attn: Jay Rifkin
                                             4143 Glencoe Ave.
                                             Marina Del Rey, CA 90292
                                             Facsimile: (866) 897-6525


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Rebel Crew Films, Inc.                                              CONFIDENTIAL
September 30, 2005
Page 10 of 13


                   With Copy to:             Danzig Kaye Cooper Fiore & Kay, LLP
                                             Attn: David M. Kaye, Esq.
                                             30A Vreeland Road
                                             Suite 230
                                             Florham Park, NJ 07932
                                             Facsimile: (973) 443-0609

      (d) The Agreement shall contain customary and usual investment representation language.

      (e) Except where the laws of another jurisdiction are necessarily applicable, the transactions which are contemplated herein and the legal relationships among the Parties hereto, to the extent permitted, shall be governed by and construed in accordance with the laws (except for conflict of law provisions) of the State of California.

      (f) The substance of any press release or other public announcement with respect to the Share Purchase, the Agreement and the transactions contemplated herein and therein, other than notices required by law, shall be approved in writing in advance by all Parties and their respective legal counsel.

6. Counterparts. This LOI may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

7. Amendments. Subject to applicable law, this LOI and any attachments hereto may be amended only by an instrument in writing signed by an officer or authorized representative of each of the Parties hereto.

8. Headings. The descriptive headings of the sections and subsections of this LOI are inserted for convenience only and do not constitute a part of this LOI.

9. Waiver. No purported waiver by any Party of any default by any other Party of any term, covenant or condition contained herein shall be deemed to be waiver of such term, covenant or condition unless the waiver is in writing and signed by the waiving Party. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term, covenant or condition contained herein.

10. Entire Agreement. This LOI, together with the exhibits or other documents given or delivered pursuant hereto, sets forth the entire understanding among the Parties concerning the subject matter of this LOI and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this


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September 30, 2005
Page 11 of 13


LOI other than those set forth herein. No alternation, amendment, change or addition to this LOI shall be binding upon any Party unless in writing and signed by the Party to be charged.

11. No Partnership. Nothing contained in this LOI will be deemed to or construed by the Parties hereto or by any third person to create the relationship of principal and agent or partnership or joint venture.

12. Joint Preparation. This LOI has been negotiated and prepared jointly by the Parties hereto and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any Party, but shall be interpreted according to the applicable rules of interpretation for arm's length agreements.

13. Partial Invalidation. If any term, covenant or condition in this LOI or the application thereof to any Party, person or circumstance shall be invalid or unenforceable, the remainder of this LOI or the application of such term, covenant or condition to persons or circumstances, other than those as to which it is held invalid, shall be unaffected thereby and each term, covenant or condition of this LOI shall be valid and enforced to the fullest extent permitted by law.

14. Non-Binding Effect. Except for Sections 3, 5(a), 14, 15 and 22, all of which are intended to be binding, the Parties agree that this LOI is not intended to be a binding agreement between the Parties but merely an expression of their intent with regard to the transactions described herein, and each Party covenants never to contend to the contrary. Each of the Parties agrees to hold the others harmless for any attorney's fees, accountant's fee, expenses or other damages which may be incurred by each from the other Party's failure to consummate the contemplated Share Purchase. In the event a definitive Agreement is not executed for any reason or in the event a Party is in breach of any of its obligations hereunder which are intended to be binding as set forth above, each of the Parties acknowledges that it shall have no cause of action for monetary damages against any of the other Parties for any reason, and that the only remedy will be for injunctive relief or specific performance.

15. No-Shop. During a period of sixty (60) days following the date this LOI is signed by all Parties, none of the Parties nor any agent thereof, may solicit any offer, engage in any discussion, or enter into any agreement or commitment with respect to any equity investment in DIGICORP or RCFINC or sale of DIGICORP or RCFINC.

16. Time is of the Essence. Provided D&O insurance has been obtained by DIGICORP, RCFINC shall sign this LOI no later than 6:00 P.M., Eastern Standard Time, September 30, 2005, as time is of the essence.

17. Currency. All references to currencies within this LOI are in US dollars except where otherwise specified.


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September 30, 2005
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18.    Access. From the date of this LOI until such time as this LOI is terminated, as between DIGICORP, on the one hand, and RCFINC, on the other, each Party shall have access to all information in the possession or control of the other relating to the other's business, all of its assets and its financial condition. Each of DIGICORP and RCFINC and its respective representatives shall also assist the other in conducting its due diligence review.

19. Public Announcement. DIGICORP and RCFINC mutually agree that neither Party shall issue any press release or make any public announcement of the Share Purchase or any other matter which is the subject of this LOI or any subsequent definitive Agreement without the prior consent of the other Party, except where a public announcement is required by law as reasonably determined by such Party or is in connection with such Party's enforcement of its rights or remedies hereunder or thereunder for any breach by the other Party. Notwithstanding the foregoing, RCFINC acknowledges that upon signing this LOI, DIGICORP is required to and will file a Form 8-K with the SEC describing the material terms of the LOI and RCFINC hereby consents to such filing.

20. Consents. DIGICORP and RCFINC will cooperate with one another and proceed, as promptly as is reasonably practicable, to seek to obtain all necessary consents and approvals from lenders, shareholders, landlords and other third parties and to endeavor to comply with all other legal or contractual requirements for or preconditions to the execution and consummation of the Share Purchase and the Agreement.

21. Best Efforts. DIGICORP and RCFINC will negotiate in good faith and use their best efforts to arrive at a mutually acceptable definitive agreements for approval, execution and delivery on the earliest reasonably practicable date. DIGICORP and RCFINC will thereupon use their best efforts to effect the Closing and to proceed with the transactions contemplated by this LOI as promptly as is reasonably practicable.

22. Confidentiality. DIGICORP and RCFINC agree that (except as may be required by law) it will not disclose or use any Confidential Information (as hereinafter defined) with respect to the other, furnished, or to be furnished in connection herewith at any time or in any manner and will not use such information other than in connection with its evaluation of the Share Purchase. For the purposes of this paragraph "Confidential Information" means any information identified as such in writing or, given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered as confidential or proprietary. If the Share Purchase is not consummated, the receiving Party will promptly return all documents to the Party that provided such documents. The provisions of this paragraph shall survive the termination of this LOI.

                  [Remainder of Page Intentionally left Blank]

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Page 13 of 13


      If the foregoing correctly sets forth the substance of the understanding of the Parties, please execute this LOI in duplicate, and return the other original copy to DIGICORP at the address listed above.

      Also, please fax a signed copy to Marc J. Ross at (212) 930-9725 and David
M. Kaye at (973) 443-0609.

                                              Yours truly,

                                              DIGICORP

                                              /s/ Milton Ault
                                              --------------------------------
                                              Milton "Todd" Ault, III
                                              Chief Executive Officer


Accepted this 30th day of September 2005.

REBEL CREW FILMS, INC.

/s/ Cesar Chatel
--------------------------------
Cesar Chatel
President


REBEL CREW FILMS, INC. STOCKHOLDERS:


/s/ Jay Rifkin
--------------------------------
Name: Rebel Holdings, LLC
Number of Shares: 90,000


/s/ Cesar Chatel
--------------------------------
Name: Cesar Chatel
Number of Shares: 10,000

                                     ANNEX A
                           "Purchase Price Allocation"


                                                  Number of Shares of
  Name of RCFINC Stockholder:                     DIGICORP Common Stock:
  --------------------------                      ---------------------
  Rebel Holdings, LLC                             18,000,000
  Cesar Chatel                                    2,000,000

                                     ANNEX B
                          "DIGICORP Capital Structure"


                                                                                                      Fully
                                                                                      Outstanding %  Diluted %
Reported on 3/31/05 10Q                                                    9,742,857      28.50%     23.35%
Bodnar Capital                                                             2,941,176       8.60%      7.05%
Sichenzia Ross Friedman Ference                                              500,000       1.46%      1.20%
ICodeMedia                                                                 1,000,000       2.93%      2.40%
Rebel Crew Films                                                          20,000,000      58.51%     47.94%

Shares Outstanding (excluding options/warrants)                           34,184,033     100.00%     81.93%

                                                                         Revised Vested
                                                   Option    Vested @      Schedule @                           Cash to Company
                                                   Grants   12/31/2005     12/31/2005                             if exercised
Board
Ault
Campbell                                           350,000     87,500        350,000                  0.84%      $  87,500.00
Glazer                                             300,000     75,000         75,000                  0.18%      $  18,750.00
Grimsley                                           250,000     62,500         62,500                  0.15%      $  15,625.00
Silverstein                                        250,000     62,500         75,000                  0.18%      $  18,750.00
Horne                                              250,000     62,500        200,000                  0.48%      $  50,000.00

Officers/Consultants
Ault                                             2,000,000    500,000        475,000                  1.14%      $ 118,750.00
Queen                                              750,000    187,500        237,500                  0.57%      $  59,375.00



Gatch                                              250,000     62,500        250,000                  0.60%      $  62,500.00
Horne                                              250,000     62,500        200,000                  0.48%      $  50,000.00
Silverstein                                        150,000     37,500         37,500                  0.09%      $   9,375.00
Olsky                                              100,000     25,000         50,000                  0.12%      $  12,500.00
Soichet                                            100,000     25,000         50,000                  0.12%      $  12,500.00
Thillairajah (warrants)                            100,000     25,000         50,000                  0.12%      $  12,500.00
Jafarzadeh                                         100,000     25,000         25,000                  0.06%      $   6,250.00


Rebel Holdings, LLC (Convertible Note)                                       500,000                  1.20%

Bodnar Capital (warrants)                          500,000                   500,000                  1.20%      $   5,000.00

Jay Rifkin Option Grant                                                    4,400,000                 10.55%

Total Options/Warrants                                                     7,537,500                 18.07%

Fully Diluted Outstanding                        5,700,000  1,300,000     41,721,533                100.00%

                                     ANNEX C
                           "Voting Agreement Parties"
                       (obtained on a best efforts basis)


                      Milton "Todd" Ault, III
                      Patient Safety Technologies, Inc.
                      Bodnar Capital Management, LLC
                      Phil Gatch
                      Sichenzia Ross Friedman Ference
                      Alice Campbell
                      Darrell Grimsley, Jr.
                      Melanie Glazer
                      Lynne Silverstein
                      William B. Horne
                      Kathryn Queen
                      Jeanne Olsky
                      Nicholas Soichet
                      Steve Jafarzadeh
                      Sothi Thillairajah